EXHIBIT 99.1
Copano Energy NASDAQ: CPNO Investor Presentation July 2008

Disclaimer Statements made by representatives of Copano Energy, L.L.C. (the "Company") during this presentation may constitute "forward-looking statements" as defined by the Securities and Exchange Commission. All statements, other than statements of historical facts, made by representatives of the Company during this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Underlying these forward-looking statements are certain assumptions made by the Company based on management's experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Any forward-looking statements made by representatives of the Company during this presentation are subject to a number of assumptions, risks and uncertainties, many of which are beyond the Company's control. If one or more of these risks or uncertainties materializes, or if underlying assumptions prove incorrect, then the Company's actual results may differ materially from those implied or expressed by the forward-looking statements. These risks include an inability to obtain new sources of natural gas supplies, the loss of key producers that supply natural gas to the Company, key customers reducing the volume of natural gas and natural gas liquids they purchase from the Company, a decline in the price and market demand for natural gas and natural gas liquids, the incurrence of significant costs and liabilities in the future resulting from the Company's failure to comply with new or existing environmental regulations or an accidental release of hazardous substances into the environment and other factors detailed in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

Introduction to Copano Energy, L.L.C. Growth-oriented midstream energy company founded in 1992 Built through over 45 acquisitions plus extensive organic projects Significant growth - from 23 miles to over 6,000 active pipeline miles plus six processing plants Provides midstream services to over 1.6 million MMBtu/day of natural gas Provides highly competitive producer services in three leading producing regions Texas - South Texas and Northern Fort Worth Basin Oklahoma - Central and Eastern Oklahoma Rocky Mountains - Powder River Basin in Wyoming Current Equity Market Cap - $1.9 billion (1) Current Enterprise Value - $2.5 billion (1) (1) Equity value as of July 21, 2008

Copano Assets

Characteristic Typical MLP Copano Energy C-Corp Non-Taxable Entity Yes Yes No Tax Shield on Distributions Yes Yes No Tax Reporting Schedule K-1 Schedule K-1 Form 1099 General Partner Yes No No Incentive Distribution Rights Yes; up to 50% No No Voting Rights No Yes Yes Additional benefits to the LLC structure include lower cost of equity and stronger corporate governance than traditional MLPs Copano's LLC Structure & Benefits

CPNO Distributions (1) vs. Typical MLP (2) (1) All pre-1Q 2007 distributions are restated to account for the impact of Copano's 3/30/07 two-for-one unit split (2) Assumes generic MLP splits with 10%, 25% & 50% increases in distributable cash flow to LP units resulting in incremental 13%, 23% and 48% increases in the percentage of total distributable cash flow applicable to the GP (3) Actual $0.10 distribution per unit was for the partial quarterly period from the IPO closing on November 15, 2004 through December 31, 2004 On July 16, 2008, Copano announced its fourteenth consecutive increase in quarterly distributions since its IPO

General Partner Incentive Distribution Loads Note: Market data as of July 21, 2008 (1) Represents corporate tax burden portion of distributable cash flow following Q108 restructuring (Source: MarkWest Energy Partners presentation for the Credit Suisse 2008 Global Leveraged Finance Conference)

Copano, with a total return of 289% (2) since its IPO, has significantly outperformed the Alerian MLP Total Return Index (AMZX), which had a total return of 42% (2) over the same time period Source: Bloomberg Note: 2004 data for 11/8/04 - 12/31/04 (1) Assumes distributions reinvested (2) Total return based on unit price as of July 21, 2008 Total Return Performance (1)

Strong Financial Position Trailing four quarters average distribution coverage of 158% (1) Distributions have increased 27% from Q207 to Q208 Following May 2008 senior notes offering, approximately 95% of total debt outstanding is unsecured Current liquidity (3/31/08 cash balance plus current availability under revolver) of approximately $575 million At March 31, 2008, total debt to Adjusted EBITDA of approximately 3.3x (2) As of March 31, 2008, Copano had total derivative liabilities of approximately $74 million (1) Quarterly distribution coverage is determined by dividing distributable cash flow for a quarter by aggregate distributions on Copano units with respect to that quarter. Distributable cash flow is a non-GAAP financial measure. For a definition and reconciliation to a comparable GAAP measure, see Appendix (2) As of March 31, 2008, based on an LTM Adjusted EBITDA of $160.7 million plus $38.1 million of non-cash charges related to derivatives. Does not give pro forma consideration for the October 2007 Cantera acquisition. Adjusted EBITDA is a non-GAAP financial measure. For a definition and reconciliation to a comparable GAAP measure, see Appendix

Business Strategy

Business Strategy Pursue growth from our existing assets Pursue complementary acquisitions and organic expansion opportunities Reduce sensitivity of our cash flows to commodity price fluctuations Exploit the operating flexibility of our assets Expand our geographic scope into new regions where our growth strategy can be applied

Oklahoma One of the largest independent networks of natural gas pipelines in Central and Eastern Oklahoma Approximately 3,700 miles of active natural gas gathering pipelines Long-term agreements with remaining terms ranging up to approximately 12 years Over 30 drilling rigs currently active in area of operations Hunton de-watering play, coal bed methane and Woodford Shale provide growth visibility 4 processing plants (includes majority- owned Southern Dome) Current inlet capacity of 170 MMcf/d

Texas One of the largest independent networks of natural gas pipelines in South Texas and Northern Fort Worth Basin Approximately 2,000 miles of natural gas gathering (includes majority-owned Webb/Duval), intrastate transmission and natural gas liquids pipelines Strong activity in the North Texas Barnett Shale Casinghead Gas Play 2nd largest processing plant in South Texas region; 3rd largest in Texas Total inlet capacity of 700 MMcf/d Highly efficient conditioning capability avoids processing margin losses by reducing: NGLs extracted by 91% Fuel consumption by 80%

Rocky Mountains Assets located in Powder River Basin 51.0% managing member interest in Bighorn Gas Gathering, LLC 37.04% managing member interest in Fort Union Gas Gathering, LLC Establishes Copano's presence in the Rocky Mountains and the prolific Powder River Basin Reserves are long-lived with significant upside Copano is actively developing new projects in the area Over 1 million dedicated acres in Bighorn and a 3 million acre area of mutual interest at Fort Union Fee-based contracts Copano's total projected 2008 pipeline throughput exceeds 50% fee-based service

Impact of Resource Play Gas in Strategic Acquisitions Copano defines a resource play as any large-scale development play driven by execution rather than geologic risk Through strategic acquisitions, Copano's access to resource play gas has increased significantly

Copano's Natural Gas Resource Plays Play Location Acquisition Date Copano Service Commenced Hunton/Limestone De-watering Central Oklahoma ScissorTail August 2005 Osage Coalbed Methane North Central Oklahoma ScissorTail August 2005 Woodford Shale Southeast Oklahoma ScissorTail and Cimmarron June 2006 Tri-County Barnett Shale Interval Oil Play North Texas Cimmarron May 2007 Powder River Basin Coalbed Methane Wyoming Cantera October 2007

Organic Growth & Bolt-on Capital Spending Opportunistic organic growth and bolt-on capital spending program Texas and Oklahoma (exclusive of Rocky Mountains) Over $50 million in 2006 $88 million in 2007 Planned 2008 new project capital spending of approximately $140 million North Texas processing facility Design capacity of 100 MMcf/d with 50 MMcf/d at startup Amine treater expansion at Fort Union - Rocky Mountains Ongoing gathering and compression expansion - Oklahoma Recent Capital Projects: Oklahoma Approximate 65% expansion of Paden Plant capacity Condensate handling capacity expanded approximately 150% Nitrogen Rejection Unit at Paden Plant Texas Pipeline mileage (excluding North Texas) has increased approximately 20% since January 2006 Houston Central CO2 treating capacity has doubled since January 2006 Note: 2007 and 2008E capital spending includes unconsolidated affiliates' spending based on Copano ownership interest

Recent Case Study - North Texas Build Out In January 2008, Copano approved a project to construct additional pipeline facilities and a processing plant in North Texas Phase 1: Construction of 18 miles of 12" steel pipeline as well as multiple smaller gathering lines Installation of a 30 MMcf/d refrigeration plant and 120 GPM treater Project was delivered one week ahead of schedule in late May Phase 2: Installation of 100 MMcf/d cryo plant with condensate stabilization, 1,200 GPM treater and 7,750 hp of electric compression Construction of 4-mile 6" NGL line Construction of 12 miles of 12" residue line and 12 miles of 16" gathering lines Construction of multiple smaller gathering lines Expected in-service in the first half of 2009 Planned 2008 capital spending: $90 million Planned 2008 capital spending: $90 million Planned 2008 capital spending: $90 million Planned 2008 capital spending: $90 million Planned 2008 capital spending: $90 million Planned 2008 capital spending: $90 million Planned 2008 capital spending: $90 million Planned 2008 capital spending: $90 million Planned 2008 capital spending: $90 million Planned 2008 capital spending: $90 million Planned 2008 capital spending: $90 million Planned 2008 capital spending: $90 million Planned 2008 capital spending: $90 million Planned 2008 capital spending: $90 million Planned 2008 capital spending: $90 million Planned 2008 capital spending: $90 million Planned 2008 capital spending: $90 million Planned 2008 capital spending: $90 million Planned 2008 capital spending: $90 million Planned 2008 capital spending: $90 million Planned 2008 capital spending: $90 million Planned 2008 capital spending: $90 million

Hedging Program and Risk Management Continued investment in long-term risk management strategy to reduce commodity price risk exposure Current portfolio of hedging contracts includes: Call spread options on natural gas through 2011 to hedge a portion of the net operational short natural gas position Puts on natural gas through 2009 Puts and swaps for ethane, propane, iso-butane, normal butane and natural gasoline through 2011 Puts on WTI crude oil through 2011 to hedge natural gasoline and condensate In January and March 2008, Copano raised the strike prices on a substantial portion of its 2008 and 2009 natural gas liquids and crude oil hedges to reflect increased market prices

Experienced Management Team and Board of Directors 19 senior managers average 24 years of experience in the industry Ownership by ALL employees including LTIP participation Management and employees beneficially owned approximately 7.3% of outstanding units at March 31, 2008 (1) Restricted common units, phantom units and options represent approximately 3.2% of current outstanding units Six of the seven Board members are independent (1) Excludes 230,490 restricted common units, 106,295 phantom units and 1,490,053 options to acquire common units, of which 373,935 were exercisable as of March 31, 2008

Financial Information

Financial Policy Maintain sustainable distributions with targeted distribution coverage greater than the MLP peer group Average trailing four quarters distribution coverage of 158% (1) Target total leverage: below 4.0x Use free cash flow to reduce leverage or invest in cash flow generating projects on a quarterly basis Demonstrated ability and willingness to raise additional equity $890 million in equity issued since IPO Finance accretive acquisitions with balanced combination of long-term debt and equity Cimmarron acquisition 49% equity financed (2) Cantera acquisition 62% equity financed (1) Quarterly distribution coverage is determined by dividing distributable cash flow for a quarter by aggregate distributions on Copano units with respect to that quarter. Distributable cash flow is a non-GAAP financial measure. For a definition and reconciliation to a comparable GAAP measure, see Appendix (2) Includes $15 million for subsequent acquisition of additional 30% undivided interest in the Tri-County System (all debt financed)

Financial Structure Strong capitalization at March 31, 2008 Total Debt to Enterprise Value of 25% (1) Total Debt to Adjusted EBITDA of 3.3x (2) Broad institutional unitholder and noteholder base Committed credit facility and retained cash flow exceed planned capital spending for 2008 Moody's ratings: Ba3 Corporate Family Rating B1 Senior Notes Rating Stable outlook Corporate Family and Senior Notes Ratings upgraded May 12, 2008 S&P ratings: BB- Corporate Credit Rating B+ Senior Notes Rating Positive outlook (1) Equity value as of July 21, 2008 (2) As of March 31, 2008, based on an LTM Adjusted EBITDA of $160.7 million plus $38.1 million of non-cash charges related to derivatives. Does not give pro forma consideration for the October 2007 Cantera acquisition. Adjusted EBITDA is a non-GAAP financial measure. For a definition and reconciliation to a comparable GAAP measure, see Appendix

Proven Growth Track Record 78.5% Adjusted EBITDA CAGR (2003 - 2007) (1) Adjusted EBITDA is a non-GAAP financial measure. For a definition and reconciliation to a comparable GAAP measure, see Appendix

Appendix

Reconciliation of Non-GAAP Financial Measures Adjusted EBITDA We define EBITDA as net income (loss) plus interest expense, provision for income taxes and depreciation and amortization expense. Because a portion of our net income (loss) is attributable to equity in earnings (loss) from our equity investees (which include Bighorn, Fort Union, Webb Duval and Southern Dome), our management also calculates Adjusted EBITDA to reflect the depreciation and amortization expense embedded in equity in earnings (loss) from unconsolidated affiliates. Specifically, our management determines Adjusted EBITDA by adding to EBITDA (i) the portion of each equity investee's depreciation and amortization expense which is proportional to our ownership interest in that equity investee and (ii) the amortization expense attributable to the difference between our carried investment in each equity investee and our underlying equity in its net assets. External users of our financial statements such as investors, commercial banks and research analysts use EBITDA or Adjusted EBITDA, and our management uses Adjusted EBITDA, as a supplemental financial measure to assess: The financial performance of our assets without regard to financing methods, capital structure or historical cost basis; The ability of our assets to generate cash sufficient to pay interest costs and support our indebtedness; Our operating performance and return on capital as compared to those of other companies in the midstream energy sector, without regard to financing or capital structure; and The viability of acquisitions and capital expenditure projects and the overall rates of return on alternative investment opportunities. The following table presents a reconciliation of the non-GAAP financial measures of EBITDA and Adjusted EBITDA to the GAAP financial measure of net income (loss):

Reconciliation of Non-GAAP Financial Measures Distributable Cash Flow We define distributable cash flow as net income or loss plus: (i) depreciation and amortization expense; (ii) cash distributions received from investments in unconsolidated affiliates and equity losses from such unconsolidated affiliates; (iii) the subtraction of maintenance capital expenditures, (iv) the subtraction of equity in earnings from unconsolidated affiliates and (v) the addition of losses or subtraction of gains relating to other miscellaneous non-cash amounts affecting net income for the period. Prior to the first quarter of 2008, we also included in distributable cash flow reimbursements by our pre-IPO investors of certain general and administrative expenses in excess of the "G&A Cap" defined in our limited liability company agreement. The G&A Cap expired at the end of 2007; therefore we no longer include such reimbursements in distributable cash flow. Maintenance capital expenditures are capital expenditures employed to replace partially or fully depreciated assets to maintain the existing operating capacity of our assets and to extend their useful lives, or other capital expenditures that are incurred in maintaining existing system volumes and related cash flows. Distributable cash flow is a significant performance metric used by senior management to compare basic cash flows generated by us (prior to the establishment of any retained cash reserves by our Board of Directors) to the cash distributions we expect to pay our unitholders. Using this metric, management can quickly compute the coverage ratio of estimated cash flows to planned cash distributions. Distributable cash flow is also an important non-GAAP financial measure for our unitholders since it serves as an indicator of our success in providing a cash return on investment. Specifically, this financial measure indicates to investors whether or not we are generating cash flow at a level that can sustain or support an increase in our quarterly distribution rates. Distributable cash flow is also a quantitative standard used throughout the investment community with respect to publicly traded partnerships and limited liability companies because the market value of a unit of such an entity is significantly influenced by the amount of cash distributions the entity can pay to a unitholder.

Copano Energy NASDAQ: CPNO